  Unifi, Inc. Preliminary Results For the Fourth Quarter and Fiscal Year Ended June 28, 2015 Conference Call Slide Presentation Exhibit 99.2

 2 Cautionary Statement   Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc. (the “Company”) that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive,” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact; they involve risk and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement. Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of worldwide competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, such as recession and other economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end-uses; the financial condition of the Company’s customers; the loss of a significant customer; the success of the Company’s strategic business initiatives; the continuity of the Company’s leadership; volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic initiatives; availability of and access to credit on reasonable terms; changes in currency exchange, interest and inflation rates; the ability to reduce production costs; the ability to protect intellectual property; employee relations; the impact of environmental, health and safety regulations; the operating performance of joint ventures and other equity investments; and the accurate financial reporting of information from equity method investees. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities law. The above and other risks and uncertainties are described in the Company’s most recent annual report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Unifi, Inc. Fourth Qtr. Conf. Call July 23, 2015 (Unaudited)

 3 Net Sales and Gross Profit Highlights (1) (Dollars in Thousands) Unifi, Inc. Fourth Qtr. Conf. Call July 23, 2015 (Unaudited) Quarter over Quarter Year over Year For the Three Months Ended For the Fiscal Years Ended June 28, 2015 vs. June 29, 2014 June 28, 2015 vs. June 29, 2014 Volume Price Volume Price Net Sales: Polyester (0.1%) (6.9%) (1.7%) (1.4%) Nylon 0.4% (3.1%) 7.6% (4.7%) International 7.9% (9.2%) 9.2% (9.1%) Subtotal 2.1% (6.9%) 2.2% (3.2%) For the Three Months Ended For the Fiscal Years Ended June 28, 2015 June 29, 2014 June 28, 2015 June 29, 2014 Gross Profit: Polyester $13,257 $15,609 $48,707 $46,779 Nylon 6,074 5,682 21,038 20,175 International 6,032 3,730 21,436 16,308 Subtotal $25,363 $25,021 $91,181 $83,262 (1) Excludes presentation of All Other.

 4 Income Statement Highlights (Dollars and Shares in Thousands) Unifi, Inc. Fourth Qtr. Conf. Call July 23, 2015 (Unaudited) For the Three Months Ended June 28, 2015 June 29, 2014 Net sales $174,951 100.0% $181,752 100.0% Gross profit 25,319 14.5% 25,021 13.8% Selling, general and administrative expenses 12,406 7.1% 12,308 6.8% Operating income 11,904 6.8% 11,331 6.2% Interest expense, net 745 992 Equity in earnings of unconsolidated affiliates 7,014 4,233 Income before income taxes 18,173 14,446 Earnings per share (basic) $0.86 $0.48 Weighted average shares outstanding 18,172 18,453

 5 Income Statement Highlights (Dollars and Shares in Thousands) Unifi, Inc. Fourth Qtr. Conf. Call July 23, 2015 (Unaudited) For the Fiscal Years Ended June 28, 2015 June 29, 2014 Net sales $687,121 100.0% $687,902 100.0% Gross profit 90,705 13.2% 83,262 12.1% Selling, general and administrative expenses 49,672 7.2% 46,203 6.7% Operating income 38,486 5.6% 31,483 4.6% Interest expense, net 3,109 2,539 Equity in earnings of unconsolidated affiliates 19,475 19,063 Income before income taxes 53,812 47,881 Earnings per share (basic) $2.32 $1.52 Weighted average shares outstanding 18,207 18,919 nbsp; 6 Equity Affiliates Highlights (Dollars in Thousands) Unifi, Inc. Fourth Qtr. Conf. Call July 23, 2015 (Unaudited) For the Three Months Ended For the Fiscal Years Ended June 28, 2015 June 29, 2014 June 28, 2015 June 29, 2014 Earnings: Parkdale America $5,976 $3,897 $17,403 $17,846 Other 1,038 336 2,072 1,217 Total $7,014 $4,233 $19,475 $19,063 Distributions: Parkdale America $1,870 $2,732 $2,468 $11,314 Other 1,250 650 1,250 1,900 Total $3,120 $3,382 $3,718 $13,214

 7 Reconciliations of Net Income to Adjusted EBITDA (Dollars in Thousands) Unifi, Inc. Fourth Qtr. Conf. Call July 23, 2015 (Unaudited) For the Three Months Ended For the Fiscal Years Ended June 28, 2015 June 29, 2014 June 28, 2015 June 29, 2014 Net income attributable to Unifi, Inc. $15,640 $8,767 $42,151 $28,823 Interest expense, net 745 992 3,109 2,539 Provision for income taxes 3,263 6,010 13,346 20,161 Depreciation and amortization expense 4,564 4,460 17,367 17,334 EBITDA 24,212 20,229 75,973 68,857 Non-cash compensation expense 686 599 3,148 2,690 Loss on extinguishment of debt - - 1,040 - Other 577 1,363 3,016 5,112 Adjusted EBITDA Including Equity Affiliates 25,475 22,191 83,177 76,659 Equity in earnings of unconsolidated affiliates (7,014) (4,233) (19,475) (19,063) Adjusted EBITDA $18,461 $17,958 $63,702 $57,596

Unifi, Inc.
Fourth Qtr. Conf. Call
July 23, 2015
(Unaudited)

Reconciliations of GAAP Results To Adjusted Results

(Dollars in Thousands, Except Per Share Amounts)

	For the Three Months Ended June 28, 2015			For the Three Months Ended June 29, 2014		
	Income Before Income Taxes	Net Income	Basic EPS	Income Before Income Taxes	Net Income	Basic EPS
GAAP results	$ 18,173	$ 15,640	$ 0.86	$ 14,446	$ 8,767	$ 0.48
Change in tax valuation allowances	-	(1,749)	(0.10)	-	468	0.02
Change in deferred tax liability for unremitted foreign earnings assertion	-	(7,822)	(0.43)	-	60	-
Change in deferred tax asset for certain foreign currency transactions	-	3,008	0.17	-	-	-
Change in uncertain tax positions	-	3,046	0.17	-	(132)	(0.01)
Renewable energy tax credits	-	(254)	(0.01)	-	-	-
Bargain purchase gain for an equity affiliate	(3,190)	(1,962)	(0.11)	-	-	-
Net restructuring charges	-	-	-	(23)	(15)	-
Net loss on sale or disposal of assets	650	90	-	206	134	0.01
Adjusted results	$ 15,633	$ 9,997	$ 0.55	$ 14,629	$ 9,282	$ 0.50

	For the Fiscal Year Ended June 28, 2015			For the Fiscal Year Ended June 29, 2014		
	Income Before Income Taxes	Net Income	Basic EPS	Income Before Income Taxes	Net Income	Basic EPS
GAAP results	$ 53,812	$ 42,151	$ 2.32	$ 47,881	$ 28,823	$ 1.52
Change in tax valuation allowances	-	(3,009)	(0.17)	-	1,925	0.10
Change in deferred tax liability for unremitted foreign earnings assertion	-	(7,639)	(0.42)	-	249	0.01
Change in deferred tax asset for certain foreign currency transactions	-	3,008	0.17	-	-	-
Change in uncertain tax positions	-	2,879	0.16	-	(174)	(0.01)
Renewable energy tax credits	-	(1,036)	(0.06)	-	-	-
Bargain purchase gains for an equity affiliate	(4,696)	(2,888)	(0.16)	-	-	-
Loss on extinguishment of debt	1,040	676	0.03	-	-	-
Net restructuring charges	-	-	-	1,273	827	0.05
Interest income related to judicial claim	-	-	-	(1,084)	(715)	(0.04)
Net loss on sale or disposal of assets	778	134	0.01	475	309	0.02
Adjusted results	$ 50,934	$ 34,276	$ 1.88	$ 48,545	$ 31,244	$ 1.65

8

UNIFI®

9 Working Capital Highlights (Dollars in Thousands) Unifi, Inc. Fourth Qtr. Conf. Call July 23, 2015 (Unaudited) June 28, 2015 March 29, 2015 June 29, 2014 Receivables, net $83,863 $88,492 $93,925 Inventories 111,615 105,550 113,370 Accounts payable (45,023) (44,007) (51,364) Accrued expenses (1) (16,482) (15,147) (18,487) Adjusted Working Capital $133,973 $134,888 $137,444 Adjusted Working Capital $133,973 $134,888 $137,444 Cash 10,013 14,752 15,907 Other current assets 9,856 10,355 8,025 Accrued interest (158) (219) (102) Other current liabilities (13,061) (14,162) (10,349) Working capital $140,623 $145,614 $150,925 (1) Excludes accrued interest

  10 Capital Structure (Dollars in Thousands) Unifi, Inc. Fourth Qtr. Conf. Call July 23, 2015 (Unaudited) June 28, 2015 March 29, 2015 June 29, 2014 ABL Revolver $5,000 $17,100 $26,000 ABL Term Loan 82,125 84,375 68,000 Other 16,985 10,792 5,488 Total debt $104,110 $112,267 $99,488 Cash 10,013 14,752 15,907 Net debt $94,097 $97,515 $83,581 Cash $10,013 $14,752 $15,907 Revolver availability, net 75,933 67,767 61,103 Total liquidity $85,946 $82,519 $77,010

 11 Non-GAAP Financial Measures   Certain non-GAAP financial measures included herein are designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors. These non-GAAP financial measures include, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS. EBITDA represents Net income or loss attributable to Unifi, Inc. before net interest expense, income tax expense, and depreciation and amortization expense. Adjusted EBITDA Including Equity Affiliates represents EBITDA adjusted to exclude non-cash compensation expense, gains or losses on extinguishment of debt, loss on previously held equity interest, and certain other adjustments. Such other adjustments include operating expenses for Repreve Renewables, restructuring charges and start-up costs, gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains or losses, and other operating or non-operating income or expense items necessary to understand and compare the underlying results of the Company. Adjusted EBITDA represents Adjusted EBITDA Including Equity Affiliates adjusted to exclude equity in earnings and losses of unconsolidated affiliates. Adjusted Net Income excludes certain amounts which management believes do not reflect the ongoing operations and performance of the Company. Adjusted Net Income represents Net income attributable to Unifi, Inc. calculated under GAAP, adjusted to exclude the approximate after-tax impact of changes in the deferred tax valuation allowances, change in deferred tax liability for unremitted foreign earnings assertion, change in deferred tax asset for certain foreign currency transactions, bargain purchase gains for an equity affiliate, change in uncertain tax positions, renewable energy tax credits, loss on extinguishment of debt, net restructuring charges, interest income related to a judicial claim and net gains or losses on sale or disposal of assets. Such amounts are excluded from Adjusted Net Income in order to better reflect the Company’s underlying operations and performance. Adjusted EPS represents Adjusted Net Income divided by the Company’s basic weighted average common shares outstanding. EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are alternative views of performance used by management, and we believe that investors’ understanding of our performance is enhanced by disclosing these performance measures. We believe that the use of EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. The Company may, from time to time, change the items included within Adjusted EBITDA, Adjusted Net Income and Adjusted EPS. Management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis, as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation. Unifi, Inc. Fourth Qtr. Conf. Call July 23, 2015 (Unaudited)

 12 Non-GAAP Financial Measures - continued   We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; and depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance. The other items excluded from Adjusted EBITDA and Adjusted EPS are excluded in order to better reflect the performance of our continuing operations. In evaluating EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS, you should be aware that, in the future, we may incur expenses similar to the adjustments included herein. Our presentation of EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are not determined in accordance with GAAP and should not be considered as substitutes for net income, operating income or any other performance measures determined in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. Each of our EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the cash requirements necessary to make payments on our debt; • it does not reflect our future requirements for capital expenditures or contractual commitments; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, EBITDA, Adjusted EBITDA Including Equity Affiliates, and Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information. Unifi, Inc. Fourth Qtr. Conf. Call July 23, 2015 (Unaudited)

13 Appendix A - Net Sales Highlights (Dollars in Thousands) Unifi, Inc. Fourth Qtr. Conf. Call July 23, 2015 (Unaudited) For the Three Months Ended For the Fiscal Years Ended June 28, 2015 June 29, 2014 June 28, 2015 June 29, 2014 Net Sales: Polyester $95,113 $102,239 $377,281 $389,172 Nylon 43,893 45,101 168,570 163,824 International 33,975 34,412 134,992 134,906 Subtotal 172,981 181,752 680,843 687,902 All Other 1,970 - 6,278 - Consolidated $174,951 $181,752 $687,121 $687,902